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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            -------------------------

                                    FORM 8-K
                            -------------------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 18, 1999





                             PETROGLYPH ENERGY, INC.
             (Exact name of Registrant as specified in its charter)


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
               DELAWARE                             000-23185                           74-2826234
    (State or other jurisdiction of                (Commission                       (I.R.S. Employer
    incorporation or organization)                 File Number)                     Identification No.)

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             1302 N. GRAND
          HUTCHINSON, KANSAS                                      67501
(Address of principal executive offices)                        (Zip Code)


     Registrant's Telephone Number, including area code:  (316) 665-8500


                                 NOT APPLICABLE
     (Former name, former address and former fiscal year, if changed since last report)


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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

     On August 18, 1999, III Exploration Company, an Idaho corporation ("III"), completed the purchase (the "Purchase") from Robert A. Christensen, a director and executive officer of Petroglyph Energy, Inc. (the "Company"), David R. Albin, a director of the Company, Kenneth A. Hersh, a director of the Company,
R. Gamble Baldwin, John S. Foster, Bruce B. Selkirk, III, Albin Income Trust, Natural Gas Partners, L.P., Natural Gas Partners II, L.P. and Natural Gas Partners III, L.P. (collectively, the "Sellers") of 2,753,392 shares of common stock, $.01 par value (the "Common Stock"), of the Company.

     According to the Schedule 13D filed with the Securities and Exchange Commission by III on August 30, 1999, III is controlled by Intermountain Industries, Inc., an Idaho corporation ("Intermountain"). The Purchase was effected through a privately negotiated sale between the Sellers and Intermountain, pursuant to Letter Agreements dated as of August 13, 1999 and July 29, 1999 (collectively, the "Agreement"), with a purchase price of $3.00 per share. The source of funds for the Purchase came from working capital of Intermountain. As a result of the Purchase, Intermountain, through its ownership of III, now owns approximately 50.4% of the outstanding Common Stock of the Company.

     Intermountain operates the largest natural gas distribution utility in Idaho, the largest end-use natural gas marketing business in the Northwest and has producing oil and gas properties in the Rocky Mountain region including the Uinta Basin of Utah.

     Related to the sale, David Albin, Kenneth Hersh and Robert Christensen tendered their resignations from the Company's Board of Directors. Mr. Christensen also resigned as an executive officer, but will remain employed by the Company as an engineering advisor. After discussing the resignations with Intermountain, the remaining members of the Company's Board of Directors nominated William C. Glynn, Richard Hokin, and Eugene C. Thomas, who are also members of Intermountain's Board of Directors, to fill the vacancies created on the Board of Directors by the resignations.

     Except as set forth below and otherwise in this Item 1, the Company has no knowledge of any arrangements, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.



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ITEM 2.  ACQUISITION OF OIL AND GAS PROPERTIES

     On August 20, 1999, the Company acquired the remaining 50% working interest in the Antelope Creek Field in the Uinta Basin of Utah (the "Antelope Creek Property") from its non-operated working interest partner, Williams Production Rocky Mountain Company, ("Williams"), for a purchase price of $6.9 million (the "Antelope Creek Acquisition"). The Antelope Creek Acquisition, which was effective August 1, 1999, gives the Company 100% working interest in the Antelope Creek Property.

     In order to finance the Antelope Creek Acquisition, the Company borrowed $2.5 million on an existing revolving credit facility with The Chase Manhattan Bank ("Chase") pursuant to Amendment No. 1 dated as of August 20, 1999 to the Second Amended and Restated Credit Agreement by and between the Company and Chase dated as of September 30, 1998.

     Additionally, the Company sold $5 million of 8% senior subordinated notes due 2004, (the "Notes") to Intermountain. The Notes also required the Company to deliver to Intermountain a stock purchase warrant to acquire 150,000 shares of Common Stock of the Company at an exercise price of $3.00 per share and the ability for Intermountain to obtain additional stock purchase warrants over the life of the Notes. The number of future stock purchase warrants will be based on the future stock price performance and the amount and duration of the Notes outstanding. The maximum number of shares of Common Stock issuable under the stock purchase warrants for any given period is limited to 250,000 shares in any one year, 400,000 over the first three years and 750,000 over the five-year life of the notes. Petroglyph may redeem the Notes at par without penalty at any time. Upon redemption of the Notes, any remaining unissued and unearned stock purchase warrants will expire. The Company utilized proceeds from the Notes to finance the remaining purchase price of the Antelope Creek Acquisition and for working capital needs.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

                  It is impracticable to provide at this time the financial statements relating to the Antelope Creek Acquisition required by this item of Form 8-K. Pursuant to Rule 7(a)(4) of Form 8-K, such financial statements will be filed as soon as they are available and on or before November 3, 1999.

         (b)      Pro forma financial information.

                  It is impracticable to provide at this time the pro forma financial information relating to the Antelope Creek Acquisition required by this item of Form 8-K. Pursuant to Rule 7(b)(2) of Form 8-K, such pro forma financial information will be filed as soon as it is available and on or before November 3, 1999.

         (c)      Exhibits

         4.1* Note Purchase Agreement dated as of August 20, 1999 by and between Petroglyph Energy, Inc. and III Exploration Company.

         4.2 Warrant Agreement among III Exploration Company and Petroglyph Energy, Inc. dated as of August 20, 1999 (filed as Exhibit
                  99.5 to the Schedule 13D filed by Intermountain Industries, Inc., III Exploration Company, Century Partners and Richard Hokin on August 30, 1999 and incorporated herein by reference).

        10.1* Amendment No. 1 dated August 20, 1999 to Second Amended and Restated Loan Agreement among Petroglyph Gas Partners, L.P., Petroglyph Energy, Inc. and The Chase Manhattan Bank.

        99.1*     Press release dated August 22, 1999.
--------------------

*filed herewith



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            PETROGLYPH ENERGY, INC.




                            By:  /s/ ROBERT C. MURDOCK
                                 ---------------------
                                 Robert C. Murdock
                                 President and Chief Executive Officer



Date:    September 2, 1999


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                                  EXHIBIT INDEX

         Exhibit
         Number   Description
         -------  -----------

         4.1* Note Purchase Agreement dated as of August 20, 1999 by and between Petroglyph Energy, Inc. and III Exploration Company.

         4.2 Warrant Agreement among III Exploration Company and Petroglyph Energy, Inc. dated as of August 20, 1999 (filed as Exhibit
                  99.5 to the Schedule 13D filed by Intermountain Industries, Inc., III Exploration Company, Century Partners and Richard Hokin on August 30, 1999 and incorporated herein by reference).

        10.1* Amendment No. 1 dated August 20, 1999 to Second Amended and Restated Loan Agreement among Petroglyph Gas Partners, L.P., Petroglyph Energy, Inc. and The Chase Manhattan Bank.

        99.1*     Press release dated August 22, 1999.

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--------------------

*filed herewith